Exhibit 10.2

                     ACCOUNTS RECEIVABLE TRANSFER AGREEMENT

     This Accounts Receivable Transfer Agreement (the "Agreement") is made on this _____ day of May, 2004 by and among Nesco Industries, Inc., a Nevada corporation ("Nesco") as one party and collectively National Abatement Corporation, a Delaware corporation ("National"), NAC/Indoor Air Professionals, Inc., a New York corporation ("Professionals") and NAC Environmental Services, Inc., a Delaware corporation ("Environmental," and together with National and Professionals, the "NAC Entities," and each, an "NAC Entity" and a wholly owned subsidiary of Nesco).

1. Definitions. When used herein, the following terms shall have the meanings assigned to them below:

     1.1. "Account Debtor" shall have the meaning set forth in the New York Uniform Commercial Code and shall include any issuer of a letter of credit or banker's acceptance.

     1.2.  "Receivables"  shall  mean  accounts,  receivables,   chattel  paper,
instruments, contract rights, documents, general intangibles, letters of credit, drafts, bankers acceptances, and rights to payment, and all proceeds thereof.

     1.3. "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

2.   Transfer of Receivables.

     2.1. Transfer of Receivables. Each of the NAC Entities hereby absolutely sells, transfers and assigns to Nesco all of such party's right, title and interest in and to each Receivable described on Schedule A annexed hereto and made a part hereof and all monies due or which may become due on or with respect to such Receivable. Nesco shall be the absolute owner of each Receivable. Nesco shall have, with respect to any goods related to the Receivable, all the rights and remedies of an unpaid seller under the UCC and other applicable law, including the rights of replevin, claim and delivery, reclamation and stoppage in transit not inconsistent with the UCC.

3.  Power of Attorney.

     3.1. Each of the NAC Entities does hereby irrevocably appoint Nesco and its successors and assigns as such party's true and lawful attorney in fact, and hereby authorizes Nesco to:

     3.1.1. sell, assign, transfer, pledge, compromise, or discharge the whole or any part of the Receivables;

     3.1.2. demand, collect, receive, sue, and give releases to any Account Debtor for the monies due or which may become due upon or with respect to the Receivables and to compromise, prosecute, or defend any action, claim,

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     case or proceeding  relating to the Receivables,  including the filing of a claim or the voting of such claims in any bankruptcy case, all in Nesco's name or such party's name, as Nesco may choose;

     3.1.3. prepare, file and sign such party's name on any notice, claim, assignment, demand, draft, or notice of or satisfaction of lien or mechanics' lien or similar document with respect to the Receivables;

     3.1.4. demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Receivables;

     3.1.5. notify all Account Debtors with respect to the Receivables to pay Nesco directly;

     3.1.6. receive, open, and dispose of all mail addressed to Such party for the purpose of collecting the Receivables;

     3.1.7. endorse such party's name on any checks or other forms of payment on the Receivables;

     3.1.8. execute on behalf of such party any and all instruments, documents, financing statements and the like to perfect Nesco's interests in the Receivables; and

     3.1.9. do all acts and things necessary or expedient, in furtherance of any such purposes.

     3.2. Each of the NAC Entities hereby approves and ratifies all acts of said attorney or designee, who shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law except for its own gross negligence or willful misconduct.

     3.3. This power of attorney shall be irrevocable.


4. Notices. All notices shall be given to Nesco and each of the NAC Entities at the addresses or faxes set forth on the first page of this Agreement and shall be deemed to have been delivered and received: (a) if mailed, three (3) calendar days after deposited in the United States mail, first class, postage pre-paid;
(b) one (1) calendar day after deposit with an overnight mail or courier service; or (c) on the same date of confirmed transmission if sent by hand delivery, telecopy, telefax or telex.

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5. Jury  Trial.  Each of the NAC  Entities  and Nesco each hereby (a) waives its rights to a jury trial on any claim or action arising out of or in connection with this Agreement, any related agreements, or any of the transactions contemplated hereby or thereby; (b) recognizes and agrees that the foregoing waiver constitutes a material inducement for it to enter into this agreement; and (c) represents and warrants that it has reviewed this waiver, has determined for itself the necessity to review the same with its legal counsel and knowingly and voluntarily waives all rights to a jury trial.

6. Titles and Section Headings. The titles and section headings used herein are for convenience only and shall not be used in interpreting this Agreement.

     IN WITNESS WHEREOF Each of the NAC Entities and Nesco have executed this Agreement on the day and year above written.


National Abatement Corporation          NAC/Indoor Air Professionals, Inc.

By /s/                                  By /s/
Name:                                   Name:
Title:                                  Title:


NAC Environmental Services, Inc.        Nesco Industries, Inc.

By /s/                                  By /s/
Name:                                   Name:
Title:                                  Title:

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                                 ACKNOWLEDGMENTS

STATE OF                   )
COUNTY OF                  )

     On this ______ day of May 2004, before me, personally came _________________ to me known and known to me to be the same person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that (s)he is the ___________ of National Abatement Corporation and that (s)he signed his/her name thereto by order of the board of directors of said corporation, and (s)he duly acknowledged to me that (s)he executed the same as the act and deed of said corporation for the uses and purposes mentioned therein.


                                        ----------------------
                                           Notary Public

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STATE OF                    )
COUNTY OF                   )

     On this ______ day of May 2004, before me, personally came _________________ to me known and known to me to be the same person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that (s)he is the ___________ of NAC/Indoor Air Professionals, Inc. and that
(s)he signed his/her name thereto by order of the board of directors of said corporation, and (s)he duly acknowledged to me that (s)he executed the same as the act and deed of said corporation for the uses and purposes mentioned therein.


                                        ----------------------
                                           Notary Public

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STATE OF                  )
COUNTY OF                 )

     On this ______ day of May 2004, before me, personally came _________________ to me known and known to me to be the same person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that (s)he is the ___________ of NAC Environmental Services, Inc. and that (s)he signed his/her name thereto by order of the board of directors of said corporation, and (s)he duly acknowledged to me that (s)he executed the same as the act and deed of said corporation for the uses and purposes mentioned therein.


                                        ----------------------
                                           Notary Public

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